UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

Carisma Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3675 Market Street, Suite 401 Philadelphia, PA		19104
(Address of Principal Executive Offices)		( Zip Code)

Registrant’s telephone number, including area code: (267) 491-6422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	CARM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Carisma Therapeutics Inc. (the “Company”) expects to continue to continue to attempt to sell or otherwise dispose of or monetize its remaining assets and pursue an orderly wind down of its remaining operations. As part of the wind down activities, on October 15, 2025, the Company notified (1) Steven Kelly, the Company’s President and Chief Executive Officer, that his employment with the Company will terminate without cause, effective November 15, 2025, and (2) Michael Klichinsky, Pharm.D., Ph.D., the Company’s Chief Scientific Officer, that his employment with the Company will terminate without cause, effective October 15, 2025.

Separation Agreement with Steven Kelly

On October 15, 2025, the Company entered into a Separation and Release Agreement with Mr. Kelly (the “Kelly Separation Agreement”), pursuant to which, based on his termination without cause, Mr. Kelly is entitled to receive, subject to his execution and non-revocation of a release of claims in favor of the Company and compliance with all post-employment obligations under law or any restrictive covenant agreement with the Company, (1) a lump sum payment equal to twelve months of his base salary, (2) a lump sum payment equal to 100% of his target bonus for 2025 pro-rated based on his departure date of November 15, 2025, and (3) for the earlier of 12 months or until Mr. Kelly becomes eligible for health insurance benefits by a subsequent employer, a taxable monthly payment of $3,757, which he may use to cover health insurance costs or for any other purpose, in each case, minus any applicable deductions and withholdings. The Kelly Separation Agreement supersedes the Retention and Transaction Bonus Agreement, dated August 29, 2025, by and between the Company and Mr. Kelly (the “Bonus Agreement”), which Bonus Agreement will be of no further force or effect.

Following Mr. Kelly’s termination, the Company expects to appoint a consultant to serve as the Company’s chief executive officer and manage remaining wind-down activities.

Separation Agreement with Michael Klichinksy

On October 15, 2025, the Company entered into a Separation and Release Agreement with Dr. Klichinsky (the “Klichinsky Separation Agreement”, pursuant to which, based on his termination without cause, Dr. Klichinsky is entitled to receive, subject to his execution and non-revocation of a release of claims in favor of the Company and compliance with all post-employment obligations under law or any restrictive covenant agreement with the Company, (1) twelve months of his base salary, payable in installments over 12 months in accordance with the Company’s regular payroll practices, (2) a lump sum payment equal to 100% of his target bonus for 2025 pro-rated based on his departure date of October 15, 2025, and (3) for the earlier of 12 months or until Dr. Klichinsky becomes eligible for health insurance benefits by a subsequent employer, a taxable monthly payment of $2,245, which he may use to cover health insurance costs or for any other purpose, in each case, minus any applicable deductions and withholdings.

The foregoing descriptions of the Kelly Separation Agreement and the Klichinsky Separation Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, copies of which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Director Resignations

On October 14, 2025, each of John Hohneker, M.D., Briggs Morrison, M.D. and David Scadden M.D. notified the Company of such director’s decision to resign from the Company’s board of directors (the “Board”) and all committees thereof, effective October 15, 2025. On October 14, 2025, Mr. Kelly notified the Company of his decision to resign from the Board, effective November 15, 2025. The resignations were not a result of any disagreement with the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation and Release Agreement, dated October 15, 2025, by and between the Company and Steven Kelly
10.2	Separation and Release Agreement, dated October 15, 2025, by and between the Company and Michael Klichinsky
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the potential pursuit of asset monetization transactions and wind-down activities. Certain of these forward-looking statements can be identified by the use of words such as “expects,” “intends,” “plans,” “may,” “should,” “will,” “seeks,” or other similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to identify and complete asset monetization transactions; the Company’s ability to preserve its existing cash resources; the Company’s ability to continue as a going concern; the Company’s ability to execute a planned orderly wind down; and other risks related to the Company’s business. For a discussion of these risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other recent filings with the Securities and Exchange Commission. Any forward-looking statements that are made in this Current Report on Form 8-K speak as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to revise the forward-looking statements or to update them to reflect events or circumstances occurring after the date of this Current Report on Form 8-K, whether as a result of new information, future developments or otherwise, except as required by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARISMA THERAPEUTICS INC.

	By:	/s/ Steven Kelly
Date: October 15, 2025		Steven Kelly
President and Chief Executive Officer